Confidential Treatment-Redacted Copy

Of

Addendum dated as of November 30, 2010 by and between the University of South Florida Research Foundation, a nonstock, nonprofit Florida corporation, under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida (“University”) pursuant to section 1004.28 Florida Statutes and New Energy Solar Corporation, a small corporation organized and existing under the laws of the State of Florida and wholly-owned subsidiary of New Energy Technologies, Inc.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

ADDENDUM 1 TO LICENSE AGREEMENT

THIS ADDENDUM, is made and entered into this 30th day of November, 2010 (Effective Date of this Addendum), by and between the UNIVERSITY OF SOUTH FLORIDA RESEARCH FOUNDATION, INC., a corporation not for profit under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida pursuant to section 1004.28 Florida Statutes, having its principal office at 3802 Spectrum Blvd, Suite 100, Tampa, Florida 33620, U.S.A . and New Energy Solar Corporation.  Capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them in the License  Agreement

WHEREAS, on June 21st  ,2010 a License Agreement (“License Agreement”) was entered into by the parties relating to the utilization of Patent Rights associated with USF Technology Referenced as 08B117-Fabrication of Organic Solar Array for Applications in Microelectromechanical Systems and Others; and

WHEREAS, New Energy Solar Corporation wishes to license two additional technologies from UNIVERSITY OF SOUTH FLORIDA RESEARCH FOUNDATION; USF Reference No.- 09B116 and 10B115, and amend the License Agreement to include the same .

NOW,THEREFORE, the parties agree as follows:

1.       the License Agreement is hereby amended by:

a.)    Deleting the text of Schedule I and replacing it with the attached new Schedule I.

b.)    Deleting the text of Appendix D -Milestones and replacing it with the attached new Appendix D- Milestones.

c.)    The principle office of the Licensee shall be amended as follows

                                                                                                            /s/ JC       /s/ USFRF initials

Confidential Treatment-Redacted Copy

Of

Addendum dated as of November 30, 2010 by and between the University of South Florida Research Foundation, a nonstock, nonprofit Florida corporation, under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida (“University”) pursuant to section 1004.28 Florida Statutes and New Energy Solar Corporation, a small corporation organized and existing under the laws of the State of Florida and wholly-owned subsidiary of New Energy Technologies, Inc.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

i) Section 15.2

New Energy Solar Corp.,

9192 Red Branch Road, Suite 110,

Columbia, MD 21045

2.  Licensee shall pay to Licensor the sum of **** within thirty (30) days of the Effective Date of this Addendum to reimburse any and all prior expenses associated with preparation, filing, prosecution, issuance, maintenance, defense, and reporting of  patents and patent applications for ****now included within the definition of Licensed Patents under the License Agreement.   (NOTE: the above referenced dollar amount in this section is subject to change, as all related patent prosecution expense invoices may not have been received from the law firm at the time of this Addendum’s negotiation and execution.)  Licensee shall be responsible for and pay all costs and expenses incurred by Licensor  related to the future preparation, filing, prosecution (including interferences), issuance, maintenance, defense (including oppositions) and reporting of the Licensed Patents in accordance with the terms of the License Agreement.

3.  All terms not defined herein shall have the same meaning as ascribed in the License   Agreement . The License Agreement shall remain in full force and effect in accordance with its terms as modified herein. All terms of this Addendum shall control over any conflicting terms in the License Agreement and any Appendices thereto. The foregoing changes, deletions and/or additions in the Addendum are made to and constitute an integral part of the License Agreement as if same were set forth therein.

IN WITNESS WHEREOF, the parties have set their hands and seals and duty executed this Addendum as of the effective date listed in the preamble above.

Signature page to follow

                                                                                                            /s/ JC       /s/ USFRF initials

Confidential Treatment-Redacted Copy

Of

Addendum dated as of November 30, 2010 by and between the University of South Florida Research Foundation, a nonstock, nonprofit Florida corporation, under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida (“University”) pursuant to section 1004.28 Florida Statutes and New Energy Solar Corporation, a small corporation organized and existing under the laws of the State of Florida and wholly-owned subsidiary of New Energy Technologies, Inc.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

UNIVERSITY OF SOUTH FLORIDA                       NEW ENERGY SOLAR CORP.

RESEARCH FOUNDATION

By:/s/ Valerie Landrio McDevitt                             By:/s/ John Conklin

Name:_Valerie Landrio McDevitt                                            Name: John Conklin

Title: Assistant Vice President                                                  Title: President/ CEO

Division of Patents & Licensing                                                New Energy Solar Corporation

Acknowledged and Agreed to:

/s/ Rebecca Paig
Inventor	University of South Florida Board of Trustees, a Public Body Corporate

                                                                                                            /s/ JC       /s/ USFRF initials

Confidential Treatment-Redacted Copy

Of

Addendum dated as of November 30, 2010 by and between the University of South Florida Research Foundation, a nonstock, nonprofit Florida corporation, under Chapter 617 Florida Statutes, and a direct support organization of the University of South Florida (“University”) pursuant to section 1004.28 Florida Statutes and New Energy Solar Corporation, a small corporation organized and existing under the laws of the State of Florida and wholly-owned subsidiary of New Energy Technologies, Inc.

CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS [****].

Schedule I

****

Appendix D- Milestones

****

                                                                                                            /s/ JC       /s/ USFRF initials